EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended September 30, 2005 (the "Report") by National Coal Corp. ("Registrant"), each of the undersigned hereby certifies that, to the best of his knowledge:

         1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date:  November 11, 2005             /s/ Jon Nix
                                     -----------------------------------
                                     Jon Nix
                                     President and
                                     Chief Executive Officer


Date:  November 11, 2005             /s/ Mark A. Oldham
                                     -----------------------------------
                                     Mark A. Oldham
                                     Chief Financial Officer